Exhibit 99.3

FIRST KEYSTONE FINANCIAL, INC.

CONSOLIDATED BALANCE SHEETS

Unaudited

(dollars in thousands, except per share data)	June 30, 2010	September 30, 2009
Assets
Cash and due from banks	$1,991	$2,277
Interest bearing deposits with banks	49,068	45,381

Cash and cash equivalents	51,059	47,658
Investment and mortgage securities available for sale	84,396	113,761
Investment and mortgage securities held to maturity	17,421	21,963
Loans held for sale	671	—
Portfolio loans and leases	291,986	311,257
Less: Allowance for loan and lease losses	(3,591)	(4,657)

Net portfolio loans and leases	288,395	306,600

Premises and equipment, net	3,885	4,200
Accrued interest receivable	1,736	2,343
Deferred income taxes	3,361	3,660
Mortgage servicing rights	320	315
FHLB stock	7,060	7,060
Bank owned life insurance	18,711	18,381
Investment in unconsolidated subsidiaries	911	887
Other assets	4,825	1,573

Total assets	$482,751	$528,401

Liabilities
Deposits:
Non-interest-bearing	$23,408	$18,971
Interest-bearing	295,672	328,153

Total deposits	319,080	347,124

Borrowed funds	102,646	123,653
Repurchase agreements	13,087	6,395
Junior subordinated debentures	11,651	11,646
Accrued interest payable	1,878	2,110
Other liabilities	5,194	3,753

Total liabilities	453,536	494,681

Shareholders’ equity
Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 20,000,000 shares authorized; issued 2,712,556 shares; 2,337,814 and 2,432,998 shares outstanding at June 30, 2010 and September 30, 2009, respectively	26	27
Paid-in capital in excess of par value	10,012	12,565
Employee stock ownership plan	—	(2,751)
Accumulated other comprehensive income, net of taxes	1,606	87
Retained earnings	21,815	27,932

	33,459	37,860
Less: Common stock in treasury, at cost: 279,558 shares at June 30, 2010 and September 30, 2009	(4,244)	(4,244)

Total First Keystone Financial, Inc. shareholders’ equity	29,215	33,616
Noncontrolling interest	—	104
Total shareholders’ equity	29,215	33,720

Total liabilities and shareholders’ equity	$482,751	$528,401

Book value per share	$12.50	$13.82

FIRST KEYSTONE FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF INCOME

Unaudited

	Nine Months Ended June 30,
(dollars in thousands, except per share data)	2010	2009
Interest income:
Interest and fees on loans and leases	$12,393	$12,561
Interest on cash and cash equivalents	58	31
Interest on investment securities	3,659	5,564

Total interest income	16,110	18,156

Interest expense:
Deposits	2,911	4,636
FHLB advances	3,863	3,972
Junior subordinated debentures	857	857

Total interest expense	7,631	9,465

Net interest income	8,479	8,691
Provision for loan and lease losses	3,000	1,525

Net interest income after provision for loan and lease losses	5,479	7,166

Non-interest income
Service charges on deposits	1,069	1,166
Net gain (loss) on sale of investments available for sale	(2,160)	181
Net gain on sale of loans held for sale	79	121
Total other-than-temporary impairment losses	(5)	(1,417)
Portion of loss recognized in other comprehensive income (before taxes)	(878)	245

Net impairment loss recognized in earnings	(883)	(1,172)
Increase in cash surrender value of life insurance	329	341
Other operating income	167	268

Total non-interest (loss) income	(1,399)	905

Non-interest expenses:
Salaries and benefits	4,654	4,317
Occupancy and equipment	1,199	1,210
Advertising	152	290
Amortization of mortgage servicing rights	38	76
FDIC insurance	636	498
FDIC insurance - special assessment	—	240
Operations of real estate owned	15	—
Merger related expenses	1,047	—
Professional fees	948	980
Data processing	588	454
Deposit processing	475	463
Other operating expenses	985	1,263

Total non-interest expenses	10,737	9,791

Loss before income tax benefit	(6,657)	(1,720)
Income tax benefit	(540)	(550)

Net loss	(6,117)	(1,170)

Less: Net income attributable to noncontrolling interest	—	(52)

Net loss attributable to First Keystone Financial, Inc.	(6,117)	(1,222)

Basic earnings per common share	$(2.62)	$(0.53)

Diluted earnings per common share	$(2.62)	$(0.53)

Dividends declared per share	$—	$—

Weighted-average basic shares outstanding	2,334,448	2,325,765

Dilutive potential shares	—	—

Adjusted weighted-average diluted shares	2,334,448	2,325,765

FIRST KEYSTONE FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited

(dollars in thousands)	Nine Months Ended June 30,
	2010	2009
Operating activities:
Net loss	$(6,117)	$(1,170)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Provision for loan and lease losses	3,000	1,525
Provision for depreciation and amortization	630	486
Increase in cash surrender value of life insurance	(329)	(341)
Gain on sale of loans held for sale	(79)	(121)
Loss on sale of investment securities available for sale	3,671	84
Gain on sale of mortgage-related securities available for sale	(1,511)	(265)
Impairment losses realized in earnings	883	1,172
Amortization of ESOP	147	65
Share-based compensation	50	7
Loans originated for resale	(6,260)	(13,158)
Loans sold in the secondary market	5,668	13,279
Change in accrued expenses	(3,428)	(340)
Change in accrued interest receivable	607	107
Change in accrued interest payable	(232)	483
Change in prepaid expenses and other assets	(1,235)	(1,197)

Net cash provided (used) by operating activities	(4,535)	616

Investing activities:
Purchases of investment securities	(49,727)	(39,321)
Proceeds from maturity of investment securities and mortgage-backed securities paydowns	19,169	26,451
Proceeds from sale of investment securities available for sale	63,494	23,782
Redemption of FHLB stock	—	1,328
Purchase of FHLB stock	—	(1,393)
Net portfolio loan and lease repayments (originations)	15,181	(18,058)
Purchases of premises and equipment	(57)	(301)

Net cash provided (used) by investing activities	48,060	(7,512)

Financing activities:
Net increase (decrease) in deposit accounts	(28,044)	22,885
FHLBank advances and other borrowings - repayments	(21,007)	(143,942)
FHLBank advances and other borrowings - draws	—	116,524
Purchase of trust preferred securities	—	—
Net increase in repurchase agreements	6,692	5,149
Net increase in advances from borrowers for taxes and insurance	2,235	2,123

Net cash provided (used) by financing activities	(40,124)	2,739

Change in cash and cash equivalents	3,401	(4,157)
Cash and cash equivalents at beginning of period	47,658	39,320

Cash and cash equivalents at end of period	$51,059	$35,163

Supplemental cash flow information:
Cash paid during the year for:
Income taxes	$—	$120
Interest	$7,864	$8,982
Change in unrealized losses on AFS Securities	$(2,301)	$(2,358)
Change in deferred taxes due to change in comprehensive income	$782	$802

FIRST KEYSTONE FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

Unaudited

(dollars in thousands)
	Common stock	Paid in capital in excess of par	Employee stock ownership plan	Treasury stock	Accumulated other comprehensive income (loss)	Retained earnings	Non-controlling interest	Total shareholders’ equity
Balance at October 1, 2008	$27	$12,586	$(2,872)	$(4,244)	$(2,714)	$29,513	$113	$32,409
Net income (loss)	—	—	—	—	—	(1,222)	52	(1,170)
Cash dividends issued	—	—	—	—	—	—	(79)	(79)
Other comprehensive income (loss), net of tax:
Unrealized loss on securities for which an other-than-temporary impairment loss has been recognized in earnings, net of taxes of $83	—	—	—	—	(162)	—	—	(162)
Net unrealized gain on securities, net of reclassification adjustment, net of taxes of $(885)	—	—	—	—	1,718	—	—	1,718

Comprehensive income	—	—	—	—	—	—	—	307

Share-based compensation	—	7	—	—	—	—	—	7
ESOP shares committed to be released	—	—	90	—	—	—	—	90
Difference between cost and fair value of ESOP shares committed to be released	—	(25)	—	—	—	—	—	(25)

Balance at June 30, 2009	$27	$12,568	$(2,782)	$(4,244)	$(1,158)	$28,291	$86	$32,788

Balance at October 1, 2009	$27	$12,565	$(2,751)	$(4,244)	$87	$27,932	$104	$33,720
Net loss	—	—	—	—	—	(6,117)	—	(6,117)
Cash dividends issued	—	—	—	—	—	—	(104)	(104)
Other comprehensive income (loss), net of tax:
Reversal of unrealized loss on securities for which an other-than-temporary impairment loss had been recognized in earnings, net of taxes of $(299)	—	—	—	—	580	—	—	580
Net unrealized gain on securities, net of reclassification adjustment net of taxes of $(484)	—	—	—	—	939	—	—	939

Comprehensive loss	—	—	—	—	—	—	—	(4,702)

Share-based compensation	—	50	—	—	—	—	—	50
ESOP shares committed to be released	—	—	97	—	—	—	—	97
ESOP termination on June 30, 2010	(1)	(2,592)	2,654	—	—	—		61
Difference between cost and fair value of ESOP shares committed to be released	—	(11)	—	—	—	—	—	(11)

Balance at June 30, 2010	$26	$10,012	$—	$(4,244)	$1,606	$21,815	$—	$29,215

NOTES TO UNAUDITED CONSOLIDATED

FINANCIAL STATEMENTS FOR FIRST KEYSTONE FINANCIAL, INC.

NOTE 1 – BASIS OF PRESENTATION AND ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements were prepared in accordance with instructions for interim financial statements and, therefore, do not include all disclosures required by accounting principles generally accepted in the United States of America for a complete presentation of the financial statements. In the opinion of BMBC management, the consolidated financial statements contain all normal recurring adjustments necessary to present fairly the consolidated balance sheets of FKF and its subsidiaries as of June 30, 2010 and September 30, 2009, and the consolidated statements of income, the consolidated statements of cash flows and the consolidated statements of changes in shareholders’ equity for the nine months ended June 30, 2010 and 2009. All significant intercompany transactions and balances are eliminated in consolidation.

Reclassifications: Certain items in the prior consolidated financial statements have been reclassified to conform with the current presentation.